Note 6	6 Months Ended
Jun. 30, 2024
Risk Management [Abstract]
Disclosure of risk management [Text Block]	Risk management
The principles and risk management policies, as well as tools and procedures established and implemented in the Group as of June 30, 2024 do not differ significantly from those included in Note 7 of the consolidated financial statements of the Group for the year ended December 31, 2023.
Risk factors
The BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.
The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.
Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.
As part of this process, a forward projection of the Risk Appetite Framework (hereinafter, "RAF") variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, measures are taken to seek to keep the variables within the target risk profile.
In this context, there are a number of emerging risks that could affect the evolution of the Group’s business, including the below and those mentioned in Note 7.1 to the consolidated financial statements of the Group for the year ended December 31, 2023:
Macroeconomic and geopolitical risks
The Group is sensitive to the deterioration of economic conditions, the alteration of the institutional environment of the countries in which it operates, and the Group is exposed to sovereign debt especially in Spain, Mexico and Turkey.
The global economy is currently facing a number of extraordinary challenges. The war between Ukraine and Russia and the armed conflict in the Middle East have caused significant disruptions, instability and volatility in global markets, particularly in energy markets. Uncertainty about the future development of these conflicts is high. The main risk is that they could generate new supply shocks, pushing growth downward and inflation upward, and paving the way for macroeconomic and financial instability episodes.
Geopolitical and economic risks have also increased in recent years as a result of trade tensions between the United States and China, Brexit, and the rise of populism, among other factors. Growing tensions may lead, among other things, to a deglobalization of the world economy, an increase in protectionism, a general reduction of international trade in goods and services and a reduction in the integration of financial markets. Moreover, some political events, such as the upcoming presidential elections in the United States and the recent elections in France, could be a source of tensions in the coming months. Any of these factors could materially and adversely affect the Group’s business, financial condition and results of operations.
In the current context, one of the main risks is that inflation remains higher than expected, either due to new supply shocks, related for example to the previously mentioned geopolitical and political risks or climate events, or due to demand factors, caused by an excessively expansionary fiscal policy, the robustness of labor markets, or other factors. Significant inflationary pressures could lead to interest rates remaining higher than currently forecasted and could lead to a potential slowdown in economic growth as well as financial tensions.
In recent years, the Group’s results of operations have been particularly affected by the increases in interest rates adopted by central banks in an attempt to tame inflation, contributing to the rise in both interest revenue and interest expenses. The persistence of high interest rates could adversely affect the Group by reducing the demand for credit and leading to an increase in the default rate of its borrowers and other counterparties. On the other hand, the process of reducing interest rates has already begun in many geographies. The ECB cut the interest rate of its deposit facility from 4.0% to 3.75% in June 2024 and more cuts are expected to be gradually announced in the future. In the United States, the Federal Reserve is expected to start a cautious monetary easing cycle during the second half of 2024. Moreover, the Group’s results of operations have been affected by inflation in all countries in which BBVA operates, especially Turkey and Argentina.
Another global macroeconomic risk is the possibility of a sharp growth slowdown in China, which could lead to lower GDP expansion than currently expected in many geographies. Although it may be possible to offset, eventually, part of the expected growth slowdown through the adoption of certain fiscal, monetary and regulatory measures by the authorities, there are risks related to tensions in the real estate markets and the possible effects of the United States economic sanctions, among others.
The Group is exposed, among others, to the following general risks with respect to the economic and institutional environment in the countries in which it operates: a deterioration in economic activity in the countries in which it operates, including recession scenarios; more persistent inflationary pressures, which could trigger a more severe tightening of monetary conditions; stagflation due to more intense or prolonged supply shocks; changes in exchange rates; an unfavorable evolution of the real estate market; a significant increase in oil and gas prices, which would have a negative impact on disposable income levels in areas that are net energy importers, such as Spain or Turkey, to which the Group is particularly exposed; changes in the institutional environment of the countries in which the Group operates, which could give rise to sudden and sharp drops in GDP and/or changes in regulatory or government policy, including in terms of exchange controls and restrictions on the distribution of dividends or the imposition of new taxes or charges; growth in the public debt or in the external deficit could lead to a downward revision of the credit ratings of the sovereign debt and even a possible default or restructuring of such debt; and episodes of volatility in the financial markets, which could cause significant losses for the Group. In particular, in Spain, political, regulatory and economic uncertainty has also increased since the July 2023 general elections; there is a risk that policies could have an adverse impact on the economy or the Group. There is also a risk that the impact on financial conditions of political tensions in other European countries, such as those observed after the recent elections in France, could to some extent affect Spain. In Mexico, there is high uncertainty on the policies that will be adopted following the June 2024 general elections, which has recently caused significant financial volatility. There is also the risk that the U.S. presidential election process may be a source of volatility in the Mexican markets. In Turkey, there are increasing signs of normalization in economic policy in general, and monetary policy in particular, since the general elections held in May 2023, which may lead to a gradual correction of the current distortions. Despite the gradual improvement of macroeconomic conditions, the situation remains relatively unstable, characterized by pressures on the Turkish lira, high inflation, a significant trade deficit, low central bank’s foreign reserves and high external financing costs. Continuing unfavorable economic conditions in Turkey may result in a potential deterioration in the purchasing power and creditworthiness of the clients of the Group (both individuals and corporations). In addition, official interest rates, the regulatory and macroprudential policies affecting the banking sector and the currency depreciation have affected and may continue to affect the Group’s results. In Argentina, the risk of economic and financial turbulence persists in a context in which the new government has substantially modified the economic policy framework and has focused its efforts on implementing strong fiscal and monetary adjustments to reduce inflation. Finally, in Colombia and Peru, climate factors, political tensions and greater social conflict could eventually have a negative impact on the economy.
Any of these factors may have a significant adverse impact on the Group’s business, financial condition and results of operations.
Regulatory and reputational risks
Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. Regulatory activity in recent years has affected multiple areas, including changes in accounting standards; strict regulation of capital, liquidity and remuneration; bank charges and taxes on financial transactions; regulations affecting mortgages, banking products and consumers and users; recovery and resolution measures; stress tests; prevention of money laundering and terrorist financing; market abuse; conduct in the financial markets; anti-corruption; and requirements as to the periodic publication of information. Governments, regulatory authorities and other institutions continually make proposals to strengthen the resistance of financial institutions to future crises. Further, there is an increasing focus on the climate-related financial risk management capabilities of banks. Any change in the Group’s business that is necessary to comply with any particular regulations at any given time, especially in Spain, Mexico or Turkey, could lead to a considerable loss of income, limit the Group’s ability to identify business opportunities, affect the valuation of its assets, force the Group to increase its prices and, therefore, reduce the demand for its products, impose additional costs on the Group or otherwise adversely affect its business, financial condition and results of operations.
The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the Group could arise and might affect the regular course of business.
New business and operational risks and legal risks
New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control. Any attack, failure or deficiency in the Group’s systems could, among other things, lead to the misappropriation of funds of the Group’s clients or the Group itself and the unauthorized disclosure, destruction or use of confidential information, as well as prevent the normal operation of the Group and impair its ability to provide services and carry out its internal management. In addition, any attack, failure or deficiency could result in the loss of customers and business opportunities, damage to computers and systems, violation of regulations regarding data protection and/or other regulations, exposure to litigation, fines, sanctions or interventions, loss of confidence in the Group’ s security measures, damage to its reputation, reimbursements and compensation, and additional regulatory compliance expenses and could have a significant adverse impact on the Group’ s business, financial condition and results of operations.
Legal risks: The financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are frequently party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result in sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework in the jurisdictions in which the Group operates is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.
In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts (with regards to matters such as credit cards and mortgage loans), have increased significantly in recent years and this trend could continue in the future. Legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.
All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.
It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations. Any of such outcomes could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.
As of June 30, 2024, the Group had €773 million in provisions for the proceedings it is facing (included in the line "Provisions for taxes and other legal contingencies" in the consolidated balance sheet) (see Note 23), of which €612 million correspond to legal contingencies and €160 million to tax related matters. However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.
As a result of the above, legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or which may otherwise affect the Group, whether individually or in the aggregate, if resolved in whole or in part adversely to the Group's interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.
Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (“Cenyt”). Such investigation includes the provision of services by Cenyt to BBVA. On July 29, 2019, BBVA was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could constitute bribery, revelation of secrets and corruption. Certain current and former officers and employees of the Group, as well as former directors, have also been named as investigated parties in connection with this investigation. Since the beginning of the investigation, BBVA has been proactively collaborating with the Spanish judicial authorities, including sharing with the courts information obtained in the internal investigation hired by the entity in 2019 to contribute to the clarification of the facts.
By order of the Criminal Chamber of the National High Court, the pre-trial phase ended on January 29, 2024. On June 20, 2024, the Judge issued an order authorizing the continuation of abbreviated criminal proceedings against the Bank and certain current and former officers and employees of the Bank, as well as against some former directors, for alleged facts which could constitute bribery and revelation of secrets. It is not possible at this time to predict the possible outcomes or implications for the Group of this matter, including any fines, damages or harm to the Group’s reputation caused thereby.
Credit risk
Credit risk arises from the probability that one party to a financial instrument will fail to meet its contractual obligations for reasons of insolvency or inability to pay and cause a financial loss for the other party. The general principles governing credit risk management in the BBVA Group, as well as the credit risk management in the Group as of June 30, 2024 do not differ significantly from those included in Note 7 of the consolidated financial statements of the Group for the year ended December 31, 2023.
Credit risk exposure
In accordance with IFRS 7 “Financial Instruments: Disclosures”, the BBVA Group’s credit risk exposure by headings in the consolidated balance sheets as of June 30, 2024 and December 31, 2023 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to ensure compliance with payment obligations. The details are broken down by category of financial instruments:

Maximum credit risk exposure (Millions of Euros)
	Notes	June 2024	Stage 1	Stage 2	Stage 3
Financial assets held for trading		90,638
Equity instruments	9	7,699
Debt securities	9	31,947
Loans and advances	9	50,992
Non-trading financial assets mandatorily at fair value through profit or loss		10,584
Equity instruments	10	9,646
Debt securities	10	653
Loans and advances	10	285
Financial assets designated at fair value through profit or loss	11	856
Derivatives (trading and hedging)		50,321
Financial assets at fair value through other comprehensive income		60,820
Equity instruments	12	1,382
Debt securities		59,413	56,944	2,448	21
Loans and advances to credit institutions	12	25	25	—	—
Financial assets at amortized cost		492,523	440,370	37,441	14,712
Debt securities		58,518	58,326	157	35
Loans and advances to central banks		7,367	7,367	—	—
Loans and advances to credit institutions		21,617	21,193	420	4
Loans and advances to customers		405,021	353,484	36,864	14,672
Total financial assets risk		705,742
Total loan commitments and financial guarantees		257,316	247,913	8,443	960
Loan commitments given	30	187,331	181,227	5,907	197
Financial guarantees given	30	20,464	19,466	785	214
Other commitments given	30	49,521	47,220	1,751	550
Total maximum credit exposure		963,058

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2023	Stage 1	Stage 2	Stage 3
Financial assets held for trading		106,749
Equity instruments	9	4,589
Debt securities	9	28,569
Loans and advances	9	73,590
Non-trading financial assets mandatorily at fair value through profit or loss		8,737
Equity instruments	10	7,963
Debt securities	10	484
Loans and advances	10	290
Financial assets designated at fair value through profit or loss	11	955
Derivatives (trading and hedging)		48,747
Financial assets at fair value through other comprehensive income		62,289
Equity instruments	12	1,217
Debt securities		61,047	60,255	771	21
Loans and advances to credit institutions	12	26	26	—	—
Financial assets at amortized cost		463,130	410,590	38,061	14,478
Debt securities		49,544	49,403	108	32
Loans and advances to central banks		7,176	7,176	—	—
Loans and advances to credit institutions		17,498	17,478	18	2
Loans and advances to customers		388,912	336,533	37,935	14,444
Total financial assets risk		690,606
Total loan commitments and financial guarantees		214,283	204,842	8,411	1,030
Loan commitments given	30	152,868	147,376	5,326	165
Financial guarantees given	30	18,839	17,612	998	229
Other commitments given	30	42,577	39,854	2,087	636
Total maximum credit exposure		904,889
The breakdown by geographical area and stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers at amortized cost as of June 30, 2024 and December 31, 2023 is shown below:

June 2024 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain ⁽¹⁾	222,339	192,728	21,575	8,035	(4,518)	(501)	(606)	(3,411)	217,821	192,227	20,970	4,625
Mexico	92,707	83,478	6,704	2,525	(3,037)	(1,138)	(597)	(1,302)	89,671	82,340	6,108	1,223
Turkey ⁽²⁾	43,816	38,287	3,775	1,754	(1,643)	(179)	(304)	(1,160)	42,174	38,108	3,472	594
South America ⁽³⁾	45,026	37,889	4,791	2,346	(2,010)	(296)	(349)	(1,364)	43,016	37,593	4,442	982
Others	1,132	1,102	18	13	(11)	—	(1)	(9)	1,122	1,101	17	4
Total ⁽⁴⁾	405,021	353,484	36,864	14,672	(11,218)	(2,115)	(1,857)	(7,246)	393,803	351,369	35,007	7,426
Of which: individual					(1,562)	(14)	(390)	(1,158)
Of which: collective					(9,656)	(2,101)	(1,466)	(6,089)
(1) Spain includes all the countries where BBVA, S.A. operates.
(2) Turkey includes all the countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of June 30, 2024, the remaining balance was €122 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.

December 2023 (Millions of Euros)
		Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain ⁽¹⁾	214,522	183,503	22,953	8,066	(4,593)	(503)	(714)	(3,375)	209,929	183,000	22,239	4,690
Mexico	91,086	81,619	6,995	2,472	(3,049)	(1,097)	(620)	(1,332)	88,037	80,522	6,375	1,140
Turkey ⁽²⁾	39,058	34,105	3,234	1,719	(1,641)	(167)	(314)	(1,160)	37,416	33,938	2,920	559
South America ⁽³⁾	43,151	36,237	4,738	2,176	(1,976)	(319)	(377)	(1,280)	41,175	35,918	4,362	896
Others	1,094	1,069	15	11	(10)	—	(1)	(8)	1,085	1,068	14	2
Total ⁽⁴⁾	388,912	336,533	37,935	14,444	(11,269)	(2,087)	(2,026)	(7,156)	377,643	334,446	35,909	7,287
Of which: individual					(1,665)	(15)	(471)	(1,179)
Of which: collective					(9,604)	(2,072)	(1,555)	(5,977)
(1) Spain includes all the countries where BBVA, S.A. operates.
(2) Turkey includes all the countries in which Garanti BBVA operates.
(3) In South America, the BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2023, the remaining balance was €142 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.
The breakdown by counterparty and product of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by type of product, classified in different headings of the assets as of June 30, 2024 and December 31, 2023 is shown below:

June 2024 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	9	—	57	2,739	1,596	4,402	4,566
Credit card debt	—	1	—	3	1,958	22,574	24,536	26,232
Commercial debtors		815	95	766	24,576	101	26,353	26,568
Finance leases	—	198	—	11	9,241	278	9,728	9,977
Reverse repurchase loans	287	—	8,548	65	—	—	8,900	8,902
Other term loans	6,673	22,093	7,008	10,078	140,595	151,829	338,275	347,130
Advances that are not loans	396	205	5,978	3,047	879	374	10,879	10,941
LOANS AND ADVANCES	7,355	23,321	21,629	14,028	179,988	176,751	423,072	434,315
By secured loans
Of which: mortgage loans collateralized by immovable property		256	—	699	26,938	97,719	125,612	128,382
Of which: other collateralized loans	286	6,721	7,319	496	10,972	2,491	28,284	28,550
By purpose of the loan
Of which: credit for consumption						63,240	63,240	67,868
Of which: lending for house purchase						98,776	98,776	100,419
By subordination
Of which: project finance loans					7,013		7,013	7,551

December 2023 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	73	1,933	1,028	3,040	3,175
Credit card debt	—	1	—	2	1,927	20,959	22,890	24,454
Commercial debtors		960	76	586	23,462	88	25,171	25,346
Finance leases	—	225	—	12	8,940	285	9,463	9,714
Reverse repurchase loans	1,345	—	5,786	92	—	—	7,223	7,234
Other term loans	4,878	21,662	5,329	9,300	134,024	147,491	322,683	331,813
Advances that are not loans	927	412	6,312	3,186	956	324	12,116	12,164
LOANS AND ADVANCES	7,151	23,265	17,502	13,251	171,241	170,175	402,586	413,901
By secured loans
Of which: mortgage loans collateralized by immovable property		271	—	526	24,829	96,772	122,397	125,328
Of which: other collateralized loans	1,347	6,933	4,558	465	10,938	2,430	26,671	26,963
By purpose of the loan
Of which: credit for consumption						59,892	59,892	64,303
Of which: lending for house purchase						97,555	97,555	99,224
By subordination
Of which: project finance loans					7,181		7,181	7,743
The value of guarantees received as of June 30, 2024 and December 31, 2023, is as follows:

Guarantees received (Millions of Euros)
	June 2024	December 2023
Value of collateral	140,616	136,141
Of which: guarantees normal risks under special monitoring	13,890	14,274
Of which: guarantees impaired risks	3,985	4,035
Value of other guarantees	55,952	53,462
Of which: guarantees normal risks under special monitoring	4,848	4,864
Of which: guarantees impaired risks	1,306	1,226
Total value of guarantees received	196,568	189,602
Impaired secured loans
The breakdown of loans and advances, within the heading “Financial assets at amortized cost”, including their gross carrying amount, impaired loans and advances, and accumulated impairment, by counterparties as of June 30, 2024 and December 31, 2023, is as follows:

June 2024 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	7,367	—	(11)	—%
General governments	23,341	28	(20)	0.1%
Credit institutions	21,617	4	(14)	—%
Other financial corporations	14,052	12	(25)	0.1%
Non-financial corporations	183,914	5,524	(4,102)	3.0%
Households	183,713	9,109	(7,070)	5.0%
LOANS AND ADVANCES	434,005	14,677	(11,242)	3.4%

December 2023 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	7,176	—	(25)	—%
General governments	23,294	25	(29)	0.1%
Credit institutions	17,498	2	(21)	—%
Other financial corporations	13,271	12	(20)	0.1%
Non-financial corporations	175,337	5,520	(4,274)	3.2%
Households	177,009	8,886	(6,946)	5.0%
LOANS AND ADVANCES	413,585	14,446	(11,316)	3.5%
The changes during the six months ended June 30, 2024, and the year ended December 31, 2023 of impaired financial assets (financial assets and guarantees given) are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	June 2024	December 2023
Balance at the beginning	15,362	14,521
Additions	6,114	11,066
Decreases ⁽¹⁾	(3,027)	(5,795)
Net additions	3,087	5,272
Amounts written-off	(2,426)	(3,770)
Exchange differences and other	(529)	(660)
Balance at the end	15,495	15,362
(1) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of monetary recoveries as well as mortgage foreclosures and real estate assets received in lieu of payment.
Measurement of Expected Credit Loss (ECL)
As of June 30, 2024, the models for calculating expected losses used by the Group to prepare the attached Consolidated Financial Statements do not differ significantly from those detailed in Note 7 to the consolidated financial statements of the Group for the year ended December 31, 2023, except for the application of the new scenarios derived from the macroeconomic and geopolitical situation in the first half of 2024.
BBVA Research forecasts a maximum of five years for the macroeconomic variables. The following estimates for the next five years of the Gross Domestic Product (GDP) growth, of the unemployment rate and of the House Price Index (HPI), for the most relevant countries where it represents a significant factor, are determined by BBVA Research and have been used at the time of the calculation of the ECL as of June 30, 2024:

Positive scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2024	2.90%	9.94%	2.07%	2.95%	2.77%	5.06%	5.00%	9.24%
2025	4.37%	8.72%	4.96%	4.68%	2.98%	5.29%	7.67%	9.50%
2026	6.23%	8.01%	7.38%	4.57%	2.89%	4.87%	6.97%	9.12%
2027	7.07%	7.54%	7.98%	4.29%	2.76%	5.10%	5.55%	9.20%
2028	6.93%	7.25%	7.40%	3.88%	2.65%	5.16%	5.13%	9.37%
2029	6.20%	7.18%	6.25%	3.64%	2.77%	5.38%	5.00%	9.52%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2024	3.11%	7.02%	(1.99)%	10.25%	2.65%	10.69%
2025	4.02%	6.73%	14.61%	8.09%	4.51%	10.64%
2026	4.13%	6.59%	15.37%	6.27%	4.74%	9.93%
2027	4.19%	6.47%	13.85%	4.98%	4.33%	9.20%
2028	3.77%	6.38%	12.85%	4.18%	4.29%	8.59%
2029	3.59%	6.29%	12.04%	3.79%	4.64%	8.01%

Estimate of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2024	2.54%	11.35%	1.77%	2.50%	2.79%	5.03%	3.50%	9.40%
2025	2.08%	10.80%	2.34%	2.44%	3.15%	5.32%	3.47%	10.58%
2026	2.05%	10.28%	2.34%	2.58%	3.15%	4.43%	3.79%	10.80%
2027	1.93%	9.88%	1.92%	2.52%	3.06%	4.42%	3.45%	10.98%
2028	1.77%	9.58%	1.56%	2.21%	2.97%	4.32%	3.54%	11.00%
2029	1.65%	9.49%	1.39%	2.02%	3.08%	4.40%	3.53%	11.00%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2024	2.88%	7.03%	(3.99)%	10.38%	1.76%	10.79%
2025	2.74%	6.82%	6.02%	8.80%	2.83%	11.07%
2026	2.70%	6.77%	4.51%	7.55%	3.36%	10.56%
2027	2.88%	6.71%	3.45%	6.58%	3.05%	9.96%
2028	2.57%	6.66%	3.47%	5.85%	3.04%	9.46%
2029	2.46%	6.61%	3.51%	5.35%	3.41%	8.96%

Negative scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2024	2.18%	12.76%	1.46%	2.11%	2.80%	5.02%	2.71%	9.49%
2025	0.01%	12.86%	(0.04)%	0.69%	3.29%	5.32%	0.58%	11.25%
2026	(1.72)%	12.51%	(2.08)%	0.89%	3.37%	4.10%	1.34%	11.98%
2027	(2.81)%	12.19%	(3.48)%	1.03%	3.32%	3.85%	2.19%	12.20%
2028	(3.10)%	11.89%	(3.76)%	0.75%	3.24%	3.62%	2.77%	12.04%
2029	(2.65)%	11.66%	(3.04)%	0.57%	3.36%	3.58%	2.53%	11.93%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2024	1.84%	7.08%	(5.21)%	10.45%	0.71%	10.89%
2025	0.34%	7.03%	1.59%	9.19%	0.27%	11.66%
2026	0.51%	7.10%	(0.75)%	8.23%	1.40%	11.47%
2027	0.83%	7.14%	(1.73)%	7.42%	1.40%	11.03%
2028	0.63%	7.16%	(1.50)%	6.75%	1.48%	10.64%
2029	0.60%	7.16%	(1.32)%	5.96%	1.87%	10.22%
Sensitivity to macroeconomic scenarios
A sensitivity exercise has been carried out on the expected losses due to variations in the key hypotheses as they are the ones that introduce the greatest uncertainty in estimating such losses. As a first step, GDP and the House Price Index have been identified as the most relevant variables. These variables have been subjected to shocks of +/- 100 bps in their entire window with impact on the macro models. Independent sensitivities have been assessed, under the assumption of assigning a 100% probability to each determined scenario with these independent shocks.
Variation in expected loss is determined both by re-staging (that is: in worse scenarios due to the recognition of lifetime credit losses for additional operations that are transferred to stage 2 from stage 1 where 12 months of losses are valued; or vice versa in improvement scenarios) as well as variations in the collective risk parameters (PD or probability of default and LGD or loss given default) of each financial instrument due to the changes defined in the macroeconomic forecasts of the scenario. The variation in the expected loss for the Group and the main portfolios and geographical areas as of June 30, 2024 and December 31, 2023, is shown below:

Expected loss variation as of June 2024 ⁽¹⁾
	BBVA Group				Spain			Mexico			Turkey
GDP	Total Portfolio	Retail	Companies	Debt securities	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
-100 bps	208	180	24	4	53	11	42	100	3	96	21	9	11
+100 bps	(197)	(161)	(14)	(4)	(52)	(11)	(41)	(94)	(2)	(90)	(19)	(8)	(10)
Housing price
-100 bps						—	26
+100 bps						—	(25)
(1) Last available data as of May 31, 2024 including macroeconomic scenarios of June 2024.

Expected loss variation as of December 31, 2023

	BBVA Group				Spain			Mexico			Turkey
GDP	Total Portfolio	Retail	Companies	Debt securities	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
-100 bps	222	188	28	2	61	14	47	94	2	92	22	9	11
+100 bps	(191)	(165)	(23)	(2)	(58)	(13)	(45)	(89)	(2)	(87)	(21)	(9)	(11)
Housing price
-100 bps						—	32
+100 bps						—	(32)
Additional adjustments to expected losses measurement
To estimate expected losses, what is described in Note 7 of the 2023 consolidated financial statements on individual and collective estimates of expected losses must be taken into account, as well as macroeconomic estimates.
The Group periodically reviews its individual estimates and its models for the collective estimate of expected losses as well as the effect of macroeconomic scenarios on them. In addition, the Group may supplement the expected losses to account for the effects that may not be included, either by considering additional risk factors, or by the incorporation of sectorial particularities or particularities that may affect a set of operations or borrowers, following a formal internal approval process established for this purpose.
Thus, in Spain, the Loss Given Default (LGD) of certain specific operations considered unlikely to pay has been reviewed upwards, with a remaining adjustment as of June 30, 2024 of €269 million (€227 million as of December 31, 2023), a €42 million increase compared with the end of the year 2023 mainly related to the mortgage portfolio. In addition, due to the earthquakes that affected an area in the south of Turkey, during the month of February 2023 the classification of the credit exposure recorded in the five most affected cities was reviewed, which led to its reclassification to Stage 2. As of June 30, 2024 the amounts recorded in Stage 2 amounted to €205 million on-balance sheet and €497 million off-balance sheet exposure, with allowances for losses of approximately €20 million at contract level (€273 million, €406 million and €25 million, respectively as of December 31, 2023).
On the other hand, as of June 30, 2024 and December 31, 2023, the complementary adjustments pending allocation to specific operations or customers were not significant after the utilization and/or release of most of the adjustments during 2023.
Loss allowances
Below are the changes in the six months ended June 30, 2024, and the year ended December 31, 2023 in the loss allowances recognized on the condensed consolidated balance sheets to cover the estimated impairment or reversal of impairment on loans and advances of financial assets at amortized cost:

Changes in loss allowances of loans and advances at amortized cost (Millions of Euros)
	June 2024	December 2023
Balance at the beginning of the period	(11,316)	(11,291)
Increase in loss allowances charged to income	(6,149)	(9,366)
Stage 1	(949)	(1,738)
Stage 2	(886)	(1,940)
Stage 3	(4,314)	(5,688)
Decrease in loss allowances charged to income	3,305	5,072
Stage 1	840	1,389
Stage 2	908	1,317
Stage 3	1,557	2,366
Transfer to written-off loans, exchange differences and other	2,918	4,270
Balance at the end of the period	(11,242)	(11,316)
Liquidity and funding risk
Liquidity and funding management at BBVA promotes the financing of the recurring growth of the banking business at suitable maturities and costs using a wide range of funding sources. BBVA's business model, risk appetite framework and funding strategy are designed to reach a solid funding structure based on stable customer deposits, mainly retail (granular). As a result of this model, deposits have a high degree of assurance in each geographical area, close to 55% in Spain and Mexico. It is important to note that, given the nature of BBVA's business, lending is mainly financed through customer funds.
One of the key elements in the BBVA Group's liquidity and funding management is the maintenance of high-quality liquidity buffers in all geographical areas. In this respect, the Group has maintained during the last 12 months an average volume of high-quality liquid assets (HQLA) of €132.7 billion, of which 97% corresponded to maximum quality assets (level 1 in the liquidity coverage ratio, LCR).
Due to its subsidiary-based management model, BBVA is one of the few major European banks that follows the Multiple Point of Entry (MPE) resolution strategy: the parent company sets the liquidity policies, but the subsidiaries are self-sufficient and responsible for managing their own liquidity and funding (taking deposits or accessing the market with their own rating). This strategy is intended to limit the spread of a liquidity crisis among the Group's different areas and ensure the adequate transmission of the cost of liquidity and financing to the price formation process.
The BBVA Group maintains a liquidity position in every geographical area in which it operates, with ratios well above the minimum required:
–The LCR requires banks to maintain a volume of high-quality liquid assets sufficient to withstand liquidity stress for 30 days. BBVA Group's consolidated LCR remained above 100% during the first half of 2024 and stood at 148% as of June 30, 2024. It should be noted that, given the MPE nature of BBVA, this ratio limits the numerator of the LCR for subsidiaries of BBVA S.A. to 100% of their net outflows, therefore, the resulting ratio is below that of the individual units (the LCR of the main components was 178% in BBVA, S.A., 154% in Mexico and 162% in Turkey). Without considering this restriction, the Group's LCR ratio was 179%.
–The net stable funding ratio (NSFR) requires banks to maintain a stable funding profile in relation to the composition of their assets and off-balance sheet activities. The BBVA Group's NSFR ratio stood at 129% as of June 30, 2024.
The main wholesale financing transactions carried out by the BBVA Group during the first half of 2024 are listed below:

Issuer	Type of issue	Date of issue	Nominal (millions)	Currency	Coupon	Early redemption	Maturity date
BBVA, S.A.	Senior preferred	Jan-24	1,250	EUR	3.875%	—	Jan-34
	Tier 2	Feb-24	1,250	EUR	4.875%	Nov-30 to Feb-31	Feb-36
	Senior preferred	Mar-24	1,000	USD	5.381%	—	Mar-29
	Senior non-preferred	Mar-24	1,000	USD	6.033%	—	Mar-35
	Senior preferred (green bond)	Mar-24	1,000	EUR	3.500%	—	Mar-31
	Senior preferred	Jun-24	1,000	EUR	3 month Euribor rate + 45 basis points	—	Jun-27
	Senior preferred	Jun-24	750	EUR	3.625%	—	Jun-30
	AT1 (CoCo)	Jun-24	750	EUR	6.875%	Dec-30 to Jun-31	Perpetual
Additionally, BBVA, S.A. redeemed two capital issuances in the first half of 2024: in February 2024, a Tier 2 issuance of subordinated bonds issued in February 2019 for an amount of €750 million and in March 2024, an AT1 issued in 2019 on its first date of optional redemption for an amount of €1,000 million.
BBVA Mexico issued in January 2024 Tier 2 bonds for USD 900 million with a maturity of 15 years and an early repayment option in 10 years with a coupon of 8.125%. Additionally, on April 10 2024, BBVA Mexico issued bank stock certificates for 15,000 million Mexican pesos in two tranches. The first one was placed at a term of three and a half years, with a variable TIIE rate (Interbank Equilibrium Interest Rate) for one-day Funding plus 32 basis points, amounting to a total of 8,439 million Mexican pesos. The second tranche was issued for seven years, with a fixed rate of 10.35%, for a total of 6,561 million Mexican pesos.
In Turkey, Garanti BBVA issued in February 2024 Tier 2 10-year bonds for an amount of USD 500 million, with a coupon of 8.375% and an early redemption option in 5 years. Additionally, in June 2024, Garanti BBVA renewed the total syndicated loan based on environmental, social and governance (ESG) criteria, which consists of two separate tranches of USD 241 million (SOFR+2.50%) and €179 million (Euribor+2.25%), respectively.
For its part, BBVA Peru issued Tier 2 bonds in the international market for USD 300 million, with a 6.20% coupon, a 10.25-year maturity and an early redemption option in the fifth year.
BBVA Colombia, together with the International Finance Corporation (IFC) and the Inter-American Development Bank (IDB) announced the launch of a green biodiversity bond for an amount of up to USD 70 million and a term of 3 years. On July 12, 2024, a first tranche of USD 15 million thereunder was announced.